UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): March 13, 2026
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InfuSystem Holdings, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-35020 (Commission File Number)	20-3341405 (I.R.S. Employer Identification Number)

3851 West Hamlin Road Rochester Hills, Michigan 48309
(Address of principal executive offices) (Zip Code)

(248) 291-1210
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, par value $.0001 per share	INFU	NYSE American LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 - Changes in Registrant's Certifying Accountant

The Audit Committee (the "Committee") of the Board of Directors of InfuSystem Holdings, Inc. (the "Company") conducted a competitive selection process to determine the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026. The Committee invited several firms to participate in this process, including Deloitte & Touche LLP ("Deloitte"), the Company's independent registered public accounting firm for the year ended December 31, 2025.

As a result of this process, following the review and evaluation of proposals from participating firms, on March 13, 2026, the Committee approved the dismissal of Deloitte as the Company's independent registered public accounting firm and the appointment of Grant Thornton LLP ("Grant Thornton") as the Company's independent registered public accounting firm to audit the Company's consolidated financial statements as of and for the fiscal year ending December 31, 2026, and to review the Company's quarterly consolidated financial statements for each of the first three quarters of the fiscal year ending December 31, 2026, and to audit the Company's internal control over financial reporting as of December 31, 2026.

During the fiscal years ended December 31, 2025 and 2024, and the subsequent interim period through March 13, 2026, neither the Company nor anyone on its behalf consulted with Grant Thornton regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

The audit reports of Deloitte on the consolidated financial statements of the Company for the fiscal years ended December 31, 2025 and 2024 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2025 and 2024, and the subsequent interim period through March 13, 2026, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of such disagreements in connection with its reports on the consolidated financial statements for such fiscal years. During the fiscal years ended December 31, 2025 and 2024, and the subsequent interim period through March 13, 2026, there have been no reportable events (as that term is described in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Deloitte with a copy of the disclosures in this Current Report on Form 8-K and requested that Deloitte furnish to the Company a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of Deloitte's letter dated March 19, 2026 is attached hereto as Exhibit 16.1.

Item 9.01 - Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
16.1	Letter to Securities and Exchange Commission from Deloitte & Touche LLP, dated March 19, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFUSYSTEM HOLDINGS, INC.

By:	/s/ Barry Steele
Barry Steele
Chief Financial Officer

Dated: March 19, 2026